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Exhibit 21.1

SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED

COMPANY NAME:	COUNTRY OF REGISTRATION:
Willis of Eastern New York, Inc.	U.S.A.
Willis IIB Merger Company	U.S.A.
Propacta Pensionsplanering AB	Sweden
TNDL Förvaltnings AB	Sweden
Propacta Personalförsäkring AB	Sweden
TA I Limited	England & Wales
TA II Limited	England & Wales
TA III Limited	England & Wales
Trinity Acquisition Limited	England & Wales
TA IV Limited	England & Wales
Willis Group Limited*	England & Wales

        * The following are the subsidiaries of Willis Group Limited

COMPANY NAME:	COUNTRY OF REGISTRATION:
Willis North America, Inc.	U.S.A.
Willis of Michigan, Inc.	U.S.A.
Baccala & Shoop Insurance Services	U.S.A.
Willis Equities, Inc.	U.S.A.
WF Corroon Corporation—Great Lakes	U.S.A.
WF Corroon Corporation—Texas	U.S.A.
Willis Administrative Services Corporation	U.S.A.
Willis Affinity Programs of Colorado, Inc.	U.S.A.
Willis Affinity Programs of Nevada, Inc.	U.S.A
Willis of Louisville, Inc.	U.S.A.
Willis Corroon Corporation of Sacramento	U.S.A.
Willis of Tennessee, Inc.	U.S.A.
Willis North American Holding Company	U.S.A.
Willis of Greater New York, Inc.	U.S.A.
Global Special Risks Inc. (Louisiana)	U.S.A.
Global Special Risks Inc of New York	U.S.A.
Global Special Risks Inc. (Texas)	U.S.A.
McAlear Associates, Inc. (Michigan)	U.S.A.
McAlear Associates, Inc. (Ohio)	U.S.A.
Willis Affinity Programs Midwest, Inc.	U.S.A.
Queenswood Properties Inc	U.S.A.
Stewart Smith East, Inc.	U.S.A.
Stewart Smith Southeast, Inc.	U.S.A.
Stewart Smith Southwest, Inc.	U.S.A.
Willis Americas Administration, Inc.	U.S.A.
Willis of Alaska, Inc.	U.S.A.
Willis of Arizona, Inc.	U.S.A.
Willis Insurance Services of California, Inc.	U.S.A.
Willis Insurance Services of the Bay Area, Inc.	U.S.A.
Willis Insurance Services of Georgia, Inc.	U.S.A.
Willis of Greater New York, Inc.	U.S.A.
Willis of Illinois, Inc.	U.S.A.

Willis of Kansas, Inc.	U.S.A.
Willis of Louisiana, Inc.	U.S.A.
Willis of Maryland, Inc.	U.S.A.
Willis of Massachusetts, Inc.	U.S.A.
Willis of Minnesota, Inc.	U.S.A.
Willis of Mississippi, Inc.	U.S.A.
Willis of Missouri, Inc.	U.S.A.
Willis of Alabama, Inc.	U.S.A.
Willis of Nevada, Inc.	U.S.A.
Willis of New Hampshire, Inc.	U.S.A.
Willis of New Jersey, Inc	U.S.A.
Willis of New York, Inc.	U.S.A.
Willis of North Carolina, Inc.	U.S.A.
Willis of Ohio, Inc.	U.S.A.
Willis of Oregon, Inc.	U.S.A.
Willis of Pennsylvania, Inc.	U.S.A.
Willis of Seattle, Inc.	U.S.A.
Willis Insurance Brokerage of Utah, Inc.	U.S.A.
Willis of Wisconsin, Inc.	U.S.A.
Willis of Greater Texas, Inc.	U.S.A.
Willis of Texas, Inc.	U.S.A.
Willis Life, Inc.	U.S.A.
Willis Management (Vermont) Limited	U.S.A.
Willis Re Inc	U.S.A.
Willis Holding Corp. A	U.S.A.
Willis Holding Corp. B	U.S.A.
Willis Holding Corp. C	U.S.A.
Sovereign Marine & General Insurance Company Limited (In Scheme of Arrangement)	England & Wales
Greyfriars Insurance Company Limited	England & Wales
Associated International Insurance (Bermuda) Limited	Bermuda
Sovereign Insurance (UK) Limited	England & Wales
Eastern Insurance & Reinsurance Limited (In liquidation)	England & Wales
Harrap Brothers Life & Pensions Limited	England & Wales
Stewart Wrightson North America Holdings Limited (In liquidation)	England & Wales
Willis Holding GmbH (NB Held on trust for WEBV)	Germany
Willis GmbH	Germany
Willis GmbH & Co., K.G.	Germany
InterRisk Risiko-Management-Beratung GmbH	Germany
Industrie Assekuranz GmbH	Germany
JWA Marine GmbH	Germany
JWA Finanzkonzepte GmbH	Germany
Willis GmbH (changed name 28.10.02)	Austria
BERAG Beratungsgesellschaft üfr betriebliche Altersversorgung und Vergütung GmbH	Germany
C Wuppesahl Finanzversicherungsmakler GmbH	Germany
HEIM-CONCEPT Versicherungsmakler GmbH	Germany
Willis Re GmbH & Co., K.G.	Germany
Willis Japan GmbH	Germany
Willis Pension Trustees Limited	England & Wales
Willis Faber Limited	England & Wales

Arbuthnot Insurance Services Limited	England & Wales
Bevis Marks Limited (In liquidation)	England & Wales
C D D Gilmour (Underwriting Agencies) Limited (In liquidation)	England & Wales
Carter, Wilkes & Fane (Holding) Limited	England & Wales
Carter,Wilkes & Fane Limited	England & Wales
Durant, Wood Limited	England & Wales
Friars Street Trustees Limited	England & Wales
Galbraith Pembroke (Insurance) Limited (In liquidation)	England & Wales
Hinton & Higgs Limited (In liquidation)	England & Wales
Hinton & Holt Limited (In liquidation)	England & Wales
International Claims Bureau Limited	England & Wales
Invest for School Fees Limited	England & Wales
Johnson Puddifoot & Last Limited	England & Wales
Lloyd Armstrong & Ramsey Limited	Eire
Martin Boag & Co Limited	England & Wales
Matthews Wrightson & Co Limited	England & Wales
McGuire Insurances Limited	Northern Ireland
Mercantile U.K. Limited	England & Wales
OWLARM Limited (in liquidation)	England & Wales
Rattray Daffern & Partners Limited (In liquidation)	England & Wales
Run-Off 1997 Limited	England & Wales
RCCM Limited	England & Wales
Stewart Wrightson International Group Limited	England & Wales
Stephenson's Campus (Berwick) Limited	England & Wales
Stewart Wrightson (Overseas Holdings) Limited	England & Wales
Stewart Wrightson (Regional Offices) Limited	England & Wales
Stewart Wrightson Group Limited	England & Wales
Stewart Wrightson Marine Hull Limited (In liquidation)	England & Wales
Stewart Wrightson Marine (Hellas) Limited	Greece
Stewart Wrightson Members' Agency Limited (In liquidation)	England & Wales
Stewart Wrightson Surety & Specie Limited (In liquidation)	England & Wales
Trinity Processing Services Limited	England & Wales
Willis Risk Management Limited	England & Wales
W F C (C.I.) Limited	Guernsey
Willis Asia Pacific Limited	England & Wales
Willis Consulting Group Limited (In liquidation)	England & Wales
Willis Consulting Limited	England & Wales
Willis Structured Financial Solutions Limited	England & Wales
Willis ESOP Management Limited	Guernsey
Willis Risk Management (Ireland) Limited (changed name 15/08/02)	Eire
Willis Japan Limited	England & Wales
Willis Corroon Licensing Limited	England & Wales
Willis Faber & Dumas Limited	England & Wales
Willis Corroon Financial Planning Limited	England & Wales
Willis Corroon Risk Management Holdings Limited (In liquidation)	England & Wales
Willis Safety Solutions Limited	England & Wales
Willis Group Services Limited	England & Wales
Ropepath Limited	England & Wales
Sailgold Limited	England & Wales
Stewart Wrightson Management Services Limited (In liquidation)	England & Wales
Willis Corroon Nominees Limited	England & Wales
Willis Group Medical Trust Limited	England & Wales
Willis Faber UK Group Limited	England & Wales
Fane Stevenson & Co Limited (In liquidation)	England & Wales

Willis China Limited	England & Wales
Willis Corroon Europe Limited (In liquidation)	England & Wales
Willis Corroon North Limited	England & Wales
Willis Faber Underwriting Agencies Limited	England & Wales
Devonport Underwriting Agency Limited	England & Wales
Willis Faber (Underwriting Management) Limited	England & Wales
Willis Faber Underwriting Services Limited	England & Wales
Willis International Holdings Limited	England & Wales
Asmarin Verwaltungs AG	Switzerland
Willis AG	Switzerland
Friars Street Insurance Limited	Guernsey
Meridian Insurance Company Limited	Bermuda
Venture Reinsurance Company Limited	Barbados
Willis (Bermuda) Limited	Bermuda
Willis Asset Management (Bermuda) Limited	Bermuda
Willis Management (Cayman) Limited	Grand Cayman
Willis Douglas Limited	Isle of Man
Willis Overseas Investments Limited	England & Wales
Willis Corroon (Jersey) Limited	Jersey
Willis Management (Bermuda) Limited	Bermuda
Willis Management (Dublin) Limited	Eire
Willis Management (Gibraltar) Limited	Gibraltar
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
WFD Servicios S.A. de C.V. (Willis Europe BV 40%)	Mexico
Willis Faber Services Limited	Bermuda
Willis Overseas Brokers Limited	England & Wales
Willis Overseas Limited	England & Wales
Willis Europe BV (40.86% held by Willis Overseas Investments Limited)	Netherlands
Willis SA	Argentina
Willis Australia Limited	Australia
Willis Employee Benefits Pty Ltd	Australia
Richard Oliver International Limited	England & Wales
Richard Oliver International Limited (in liquidation)	New Zealand
Willis Reinsurance Australia Limited	Australia
Richard Oliver International Pty Limited	Australia
Richard Oliver Underwriting Managers Pty Limited	Australia
Willis Superannuation Pty Limited	Australia
ACN095454247 Pty Ltd (in liquidation)	Australia
Goodalls Insurance Services Pty Ltd	Australia
G.I.S. Pty Limited	Australia
Bradstock GIS Pty Limited (in liquidation)	Australia
G.I.S. Statewide Pty Limited	Australia
GIS Properties.com Pty Limited (in liquidation)	Australia
Bradstock Consulting Pty Limited	Australia
Willis Corroon Belgium S.A. (in liquidation)	Belgium
WFB Limitada	Brazil
Sertec Services Tecnicos de Inspeceo, Levantamento e Avaliacoes Ltda (70% held by WEBV)	Brazil
Willis Affinity Corretores de Seguros Limitada (70% held by WEBV)	Brazil
York Nordeste Corretora de Seguros Limitada (70% held by WEBV)	Brazil
York Sul Corretora de Seguros Limitada (70% held by WEBV)	Brazil
Willis Corretores de Seguros Limitada (2.88% held by WFB Limitada)	Brazil
York Vale Corretora e Administradora de Seguros Limitada	Brazil
Willis Faber do Brasil Consultoria e Participacoes S.A.	Brazil

Willis Holding Company of Canada Inc	Canada
MHR International Inc	Canada
Willis Canada Inc.	Canada
177637 Canada Inc.	Canada
Willis Corroon Aerospace of Canada Limited	Canada
Willis Faber Chile Limitada (1% held by WIH Ltd)	Chile
Willis Faber Chile Corredores de Reaseguro Limitada (1% held by Willis Correa Insurance Services S.A.)	Chile
Willis Correa Insurance Services S.A. (4% held by WIH Ltd)	Chile
Willis Colombia Corredores de Seguros S.A.	Colombia
Willis sro	Czech Republic
Willis Corroon A/S	Denmark
Willis Insurance Services (Ireland) Limited	Eire
Kindlon Ryan Insurances Limited	Eire
Willis Management (Guernsey) Limited	Guernsey
Willis Management (Jersey) Limited	Jersey
Willis Secretarial Services (Guernsey) Limited	Guernsey
Willis China (Hong Kong) Limited	Hong Kong
Willis Kft	Hungary
Trinity Computer Processing (India) Private Limited	India
Willis India Private Limited	India
PT Willis Corroon BancBali	Indonesia
Willis Management (Isle of Man) Limited	Isle of Man
Willis Administration (Isle of Man) Limited	Isle of Man
Willis Italia Holding S.r.l.	Italy
Willis Italia S.p.A.	Italy
Willis RE Italia S.p.A	Italy
Willis Korea Limited	Korea
Willis Agente de Seguros y Fianzas, S.A. de C.V.	Mexico
Willis Intermediario de Reaseguro S.A. de C.V.	Mexico
Rontarca-Prima Consultores C.A.	Venezuela
Willis Nederland B.V.	Netherlands
Willis B.V.	Netherlands
Rontarca, Prima & Asociados, C.A.	Venezuela
Plan Administrativo Rontarca Salud, C.A.	Venezuela
Asesor Auto 911, C.A.	Venezuela
C.A. Prima	Venezuela
Scheuer Verzekeringen B.V.	Netherlands
Willis South America B.V.	Netherlands
Willis New Zealand Limited	New Zealand
Willis AS	Norway
Willis Stavanger AS	Norway
Willis Polska S.A.	Poland
Willis (Singapore) Pte Limited	Singapore
Richard Oliver International Pte Limited	Singapore
Richard Oliver International Pty Limited	Hong Kong
Willis South Africa (Pty) Limited	South Africa
Bolgey Holding S.A.	Spain
Willis Iberia Correduria de Seguros y Reaseguros SA	Spain
Willis Corretores de Seguros SA	Portugal
Willis AB	Sweden
Willis Employee Benefits AB	Sweden
Willis Global Financial & Executive Risks AB (34% held by WEBV)	Sweden
Willis i Orebro AB	Sweden

UlfoRenee Forsakring AB	Sweden
Kombro Risk Management AB	Sweden
Kombro Forsakringsmaklare AB	Sweden
Willis OY AB	Finland
Willis Faber AG	Switzerland
Willis (Taiwan) Limited	Taiwan
Willis Faber Advisory Services Limited	Zambia
Willis Limited
Bloodstock & General Insurance Services Limited	England & Wales
Claims and Recovery Services Limited	England & Wales
Hughes-Gibb & Company Limited	England & Wales
Special Contingency Risks Limited	England & Wales
Willis Faber Corretaje de Reaseguros S.A.	Venezuela
Willis Faber (Aegean) Limited (In liquidation)	England & Wales
Willis CIS LLC	Russia
W.I.R.E. Limited	England & Wales
W.I.R.E. Risk Information Limited	England & Wales
Worldwide Intellectual Resources Exchange Limited	England & Wales
WILLIS UK LIMITED	England & Wales
Goodhale Limited	England & Wales
VEAGIS Limited	England & Wales
Willis Corroon Cargo Limited	England & Wales
Willis Corroon Construction Risks Limited	England & Wales
Willis Corroon (FR) Limited	England & Wales
Willis Harris Marrian Limited	N.Ireland
Willis Transportation Risks Limited	England & Wales
Willis Scotland Limited	Scotland
Willis Corroon Services Limited	England & Wales
Willis First Response Limited	England & Wales

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  Exhibit 21.1
SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED